LEGAL NAME	PRESIDENT COMPANY	JURISDICTION
18th Place Health Holdings LLC	The Ensign Group, Inc.	Nevada
24th Street Healthcare Associates LLC	Bandera Healthcare, Inc.	Nevada
49th Street Health Holdings LLC	The Ensign Group, Inc.	Nevada
4th Street Health Holdings LLC	The Ensign Group, Inc.	Nevada
51st Avenue Health Holdings LLC	The Ensign Group, Inc.	Nevada
Adipiscor LLC	The Ensign Group, Inc.	Nevada
Allen Creek Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Alpowa Healthcare, Inc.	Paragon Healthcare, Inc.	Nevada
Anson Health Holdings LLC	The Ensign Group, Inc.	Nevada
Apache Trail Healthcare, Inc.	SHELF	Nevada
Arapahoe Health Holdings LLC	The Ensign Group, Inc.	Nevada
Arrow Tree Health Holdings LLC formerly East Escondido Healthcare LLC	Touchstone Care, Inc.	Nevada
Arvada Healthcare, Inc.	The Flagstone Group, Inc.	Nevada
Atlantic Memorial Healthcare Associates, Inc.	The Flagstone Group, Inc.	Nevada
Avenue N Holdings LLC	The Ensign Group, Inc.	Nevada
Avenues Healthcare, Inc.	Milestone Healthcare, Inc.	Nevada
Bakorp L.L.C.	PMD	Nevada
Bandera Healthcare, Inc.	President Company	Nevada
Bayshore Healthcare, Inc.	Touchstone Care, Inc.	Nevada
Bell Villa Care Associates LLC	The Flagstone Group, Inc.	Nevada
Bernardo Heights Healthcare, Inc.	The Flagstone Group, Inc.	Nevada
Berryman Health, Inc.	NA	Nevada
Big Sioux River Health Holdings LLC	The Ensign Group, Inc.	Nevada
Boardwalk Health Holdings LLC	The Ensign Group, Inc.	Nevada
Bogardus Health Holdings LLC	The Ensign Group, Inc.	Nevada
Bridgestone Living, Inc.	President Company	Nevada
Brown Road Senior Housing LLC	Bridgestone Living, Inc.	Nevada
Brownsville Care Associates, Inc.	Keystone Care, Inc.	Nevada
Burley Healthcare Holdings LLC	The Ensign Group, Inc.	Nevada
C Street Health Associates LLC	Touchstone Care, Inc.	Nevada
Camarillo Community Care, Inc.	Touchstone Care, Inc.	Nevada
Cardiff Healthcare, Inc.	Milestone Healthcare, Inc.	Nevada
Carrollton Heights Healthcare, Inc.	Keystone Care, Inc.	Nevada
Casa Linda Retirement, Inc.	Bridgestone Living, Inc.	Nevada
Cedar Avenue Holdings LLC	The Ensign Group, Inc.	Nevada
Central Avenue Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Chaparral Healthcare, Inc.	Keystone Care, Inc.	Nevada
Chateau Julia Healthcare, Inc.	The Flagstone Group, Inc.	Nevada
Cherokee Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Cherry Health Holdings, Inc.	The Ensign Group, Inc.	Nevada
City Heights Health Associates LLC	The Flagstone Group, Inc.	Nevada
Claremont Foothills Health Associates LLC	Touchstone Care, Inc.	Nevada
Cloverleaf Healthcare, Inc.	SHELF	Nevada
CM Health Holdings LLC	The Ensign Group, Inc.	Nevada
Concord Avenue Health Holdings LLC	SHELF	Nevada

Connected Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Cornerstone Healthcare, Inc.	President Company	Nevada
Cornet Limited, Inc.		Arizona
Costa Victoria Healthcare LLC	The Flagstone Group, Inc.	Nevada
Cottonwood Health Holdings LLC	The Ensign Group, Inc.	Nevada
Custom Care Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Deer Creek Health Holdings LLC	SHELF	Nevada
Dixie Health Holdings LLC	The Ensign Group, Inc.	Nevada
Downey Community Care LLC	The Flagstone Group, Inc.	Nevada
DRX Urgent Care LLC - Sold 4-15-13	NA	Nevada
DRX WA Urgent Care Providers, PLLC	Immediate Clinic Seattle, Inc.	Nevada
East Escondido Healthcare LLC	SHELF	Nevada
Emblem Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Emmett Healthcare Holdings LLC	The Ensign Group, Inc.	Nevada
Empirecare Health Associates, Inc.	Touchstone Care, Inc.	Nevada
Ensign Bellflower LLC	The Ensign Group, Inc.	Nevada
Ensign Cloverdale LLC	Northern Pioneer Healthcare, Inc.	Nevada
Ensign Highland LLC	The Ensign Group, Inc.	Nevada
Ensign Montgomery LLC	Northern Pioneer Healthcare, Inc.	Nevada
Ensign Napa LLC	SHELF	Nevada
Ensign Palm I LLC	Touchstone Care, Inc.	Nevada
Ensign Panorama LLC	Touchstone Care, Inc.	Nevada
Ensign Pleasanton LLC	Northern Pioneer Healthcare, Inc.	Nevada
Ensign Sabino LLC	Bandera Healthcare, Inc.	Nevada
Ensign San Dimas LLC	Touchstone Care, Inc.	Nevada
Ensign Santa Rosa LLC	Northern Pioneer Healthcare, Inc.	Nevada
Ensign Services, Inc.		Nevada
Ensign Sonoma LLC	Northern Pioneer Healthcare, Inc.	Nevada
Ensign Southland LLC	The Ensign Group, Inc.	Nevada
Ensign Whittier East LLC	The Flagstone Group, Inc.	Nevada
Ensign Whittier West LLC	The Flagstone Group, Inc.	Nevada
Ensign Willits LLC	Northern Pioneer Healthcare, Inc.	Nevada
Everglades Health Holdings LLC	The Ensign Group, Inc.	Nevada
Expo Park Health Holdings LLC	The Ensign Group, Inc.	Nevada
Expressway Health Holdings LLC	The Ensign Group, Inc.	Nevada
Falls City Health Holdings LLC	The Ensign Group, Inc.	Nevada
Fifth East Holdings LLC	The Ensign Group, Inc.	Nevada
Fig Street Health Holdings LLC	The Ensign Group, Inc.	Nevada
Flamingo Health Holdings LLC	The Ensign Group, Inc.	Nevada
Fort Street Health Holdings LLC	The Ensign Group, Inc.	Nevada
Fossil Creek Healthcare, Inc.	Keystone Care, Inc.	Nevada
Gate Three Healthcare LLC	The Flagstone Group, Inc.	Nevada
Gateway Gilbert Holdings LLC	SHELF	Nevada
Gateway Healthcare, Inc.	President Company	Nevada
Gazebo Park Health Holdings LLC	The Ensign Group, Inc.	Nevada
GEM Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada

Gillette Park Health Holdings LLC	The Ensign Group, Inc.	Nevada
Glendale Healthcare Associates LLC	Bandera Healthcare, Inc.	Nevada
GO Assisted, Inc.	Bridgestone Living, Inc.	Nevada
Golden Oaks Healthcare, Inc.	SHELF	Nevada
Golfview Holdings LLC	The Ensign Group, Inc.	Nevada
Granada Investments LLC	The Ensign Group, Inc.	Nevada
Grand Villa PHX, Inc.	Keystone Care, Inc.	Nevada
Granite Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Grassland Healthcare and Rehabilitation, Inc.	Keystone Care, Inc.	Nevada
Great Plains Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Greenfields Assisted Living LLC	NA	Nevada
Guadalupe Health Holdings LLC	The Ensign Group, Inc.	Nevada
Gypsum Creek Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Harlingen Healthcare, Inc.	Keystone Care, Inc.	Nevada
HB Healthcare Associates LLC	The Flagstone Group, Inc.	Nevada
Heartwood Home Health and Hospice, Inc.	SHELF	Nevada
Highland Healthcare LLC	Bandera Healthcare, Inc.	Nevada
Hillendahl Health Holdings LLC	The Ensign Group, Inc.	Nevada
Hillview Health Holdings LLC	The Ensign Group, Inc.	Nevada
Homedale Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Hoquiam Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Horizon Healthcare, Inc.	SHELF	Nevada
Hueneme Healthcare, Inc.	Milestone Healthcare, Inc.	Nevada
ICare Private Duty, Inc.	SHELF	Nevada
Immediate Clinic Healthcare, Inc.	Immediate Clinic	Nevada
Immediate Clinic Seattle, Inc.	Immediate Clinic	Nevada
Immediate Management LLC - Merged	NA	Nevada
Indian Hills Healthcare, Inc.	SHELF	Nevada
Irving Health Holdings LLC	The Ensign Group, Inc.	Nevada
Ives Health Holdings LLC	The Ensign Group, Inc.	Nevada
Jefferson Ralston Holdings LLC	The Ensign Group, Inc.	Nevada
Jordan Health Associates, Inc.	Milestone Healthcare, Inc.	Nevada
Jordan Health Properties LLC	The Ensign Group, Inc.	Nevada
Josey Ranch Healthcare Holdings LLC	The Ensign Group, Inc.	Nevada
Joshua Tree Healthcare, Inc.	SHELF	Nevada
JRT Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Keystone Care, Inc.	President Company	Nevada
Keystone Hospice Care, Inc.	Keystone Care, Inc.	Nevada
Kings Court Health Holdings LLC	The Ensign Group, Inc.	Nevada
La Jolla Skilled, Inc.	The Flagstone Group, Inc.	Nevada
Lafayette Health Holdings LLC	The Ensign Group, Inc.	Nevada
Lakewood Healthcare, Inc.	The Flagstone Group, Inc.	Nevada
Legend Lake Health Holdings LLC	SHELF	Nevada
Lemon Grove Health Associates LLC	The Flagstone Group, Inc.	Nevada
Lemon River Holdings LLC	The Ensign Group, Inc.	Nevada
Lindahl Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada

Livingston Care Associates, Inc.	Keystone Care, Inc.	Nevada
Lockwood Health Holdings LLC	The Ensign Group, Inc.	Nevada
Long Beach Health Associates LLC	The Ensign Group, Inc.	Nevada
Lowell Health Holdings LLC	The Ensign Group, Inc.	Nevada
Lowell Healthcare, Inc.	The Flagstone Group, Inc.	Nevada
Lowell Lake Health Holdings LLC	The Ensign Group, Inc.	Nevada
Lufkin Health Holdings LLC	The Ensign Group, Inc.	Nevada
Lynnwood Health Services, Inc.	Pennant Healthcare, Inc.	Nevada
Madison Health Holdings LLC	The Ensign Group, Inc.	Nevada
Manor Park Healthcare LLC	Pennant Healthcare, Inc.	Nevada
Maple Hills Healthcare, Inc.	SHELF	Nevada
Marion Health Associates, Inc.	Bridgestone Living, Inc.	Nevada
Market Bayou Healthcare, Inc.	Keystone Care, Inc.	Nevada
McAllen Care Associates, Inc.	Keystone Care, Inc.	Nevada
McAllen Community Healthcare, Inc.	Keystone Care, Inc.	Nevada
McPhearson Health Holdings LLC	SHELF	Nevada
Meadowbrook Health Associates LLC	The Ensign Group, Inc.	Nevada
Memorial Health Holdings LLC	The Ensign Group, Inc.	Nevada
Mesquite Health Holdings LLC	The Ensign Group, Inc.	Nevada
Milestone Healthcare, Inc.	President Company	Nevada
Mission CCRC LLC	The Ensign Group, Inc.	Nevada
Moenium Holdings LLC	The Ensign Group, Inc.	Nevada
Mogollon Healthcare, Inc.	SHELF	Nevada
Monroe Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Moss Bay Senior Living, Inc.	Bridgestone Living, Inc.	Nevada
Mountain View Retirement, Inc.	Bridgestone Living, Inc.	Nevada
Mountainview Communitycare LLC	The Ensign Group, Inc.	Nevada
Nobel Health Properties LLC	The Ensign Group, Inc.	Nevada
North Mountain Healthcare LLC	Bandera Healthcare, Inc.	Nevada
Northern Oaks Healthcare, Inc.	Keystone Care, Inc.	Nevada
Northern Pioneer Healthcare, Inc.	President Company	Nevada
Northshore Healthcare Holdings LLC	The Ensign Group, Inc.	Nevada
Oak Point Healthcare, Inc.	SHELF	Nevada
Oceano Senior Living, Inc.	Bridgestone Living, Inc.	Nevada
Oceanview Healthcare, Inc.	Keystone Care, Inc.	Nevada
Oleson Park Health Holdings LLC	The Ensign Group, Inc.	Nevada
Olympus Health, Inc.	Milestone Healthcare, Inc.	Nevada
Orem Health Holdings LLC	The Ensign Group, Inc.	Nevada
Paragon Healthcare, Inc.	President Company	Nevada
Paredes Health Holdings LLC	The Ensign Group, Inc.	Nevada
Park Waverly Healthcare LLC	Bandera Healthcare, Inc.	Nevada
Pennant Healthcare, Inc.	President Company	Nevada
Permunitum LLC	The Ensign Group, Inc.	Nevada
Piney Lufkin Healthcare, Inc.	Keystone Care, Inc.	Nevada
Plaza Health Holdings LLC	The Ensign Group, Inc.	Nevada
PMD Investments, LLC	The Ensign Group, Inc.	Nevada

Pocatello Health Services, Inc.	Pennant Healthcare, Inc.	Nevada
Polk Health Holdings LLC	The Ensign Group, Inc.	Nevada
Pomerado Ranch Healthcare, Inc.	Keystone Care, Inc.	Nevada
Prairie Creek Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Prairie Health Holdings LLC	The Ensign Group, Inc.	Nevada
Presidio Health Associates LLC	Bandera Healthcare, Inc.	Nevada
Price Health Holdings LLC	The Ensign Group, Inc.	Nevada
Price Healthcare, Inc.	Milestone Healthcare, Inc.	Nevada
Prospector Park Health Holdings LLC	SHELF	Nevada
Queen City Health Holdings LLC	The Ensign Group, Inc.	Nevada
Queensway Health Holdings LLC	The Ensign Group, Inc.	Nevada
Radiant Hills Health Associates LLC	Bandera Healthcare, Inc.	Nevada
Ramon Healthcare Associates, Inc.	Touchstone Care, Inc.	Nevada
Randolph Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
RB Heights Health Holdings LLC	The Ensign Group, Inc.	Nevada
Red Cliffs Healthcare, Inc.	SHELF	Nevada
Red Rock Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Redbrook Healthcare Associates LLC	Touchstone Care, Inc.	Nevada
Regal Road Health Holdings LLC	The Ensign Group, Inc.	Nevada
Renee Avenue Health Holdings LLC	The Ensign Group, Inc.	Nevada
RenewCare of Scottsdale, Inc.	Bandera Healthcare, Inc.	Nevada
Richmond Senior Services, Inc.	Keystone Care, Inc.	Nevada
Rillito Holdings LLC	The Ensign Group, Inc.	Nevada
Rio Grande Health Holdings LLC	The Ensign Group, Inc.	Nevada
Riverside Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Riverview Healthcare, Inc.	Milestone Healthcare, Inc.	Nevada
Rose Park Healthcare Associates, Inc.	The Flagstone Group, Inc.	Nevada
Rosemead Health Holdings LLC	SHELF	Nevada
Rosenburg Senior Living, Inc.	Bridgestone Living, Inc.	Nevada
Saguaro Senior Living, Inc.	SHELF	Nevada
Salado Creek Senior Care, Inc.	Keystone Care, Inc.	Nevada
Salmon River Health Holdings LLC	The Ensign Group, Inc.	Nevada
San Corrine Health Holdings LLC	The Ensign Group, Inc.	Nevada
San Gabriel Senior Living, Inc.	SHELF	Nevada
Saratoga Health Holdings LLC	The Ensign Group, Inc.	Nevada
Savoy Healthcare, Inc.	Keystone Care, Inc.	Nevada
Sawtooth Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Sherwood Health Holdings LLC	SHELF	Nevada
Silver Lake Health Holdings LLC	The Ensign Group, Inc.	Nevada
Silver Lake Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Silverada Health Holdings LLC	The Ensign Group, Inc.	Nevada
Sky Holdings AZ LLC	The Ensign Group, Inc.	Nevada
Snohomish Health Holdings LLC	The Ensign Group, Inc.	Nevada
South C Health Holdings LLC	The Ensign Group, Inc.	Nevada
South Dora Health Holdings LLC	The Ensign Group, Inc.	Nevada
South Valley Healthcare, Inc.	Milestone Healthcare, Inc.	Nevada

Southern Oaks Healthcare, Inc.	Keystone Care, Inc.	Nevada
Southland Management LLC	The Flagstone Group, Inc.	Nevada
Southside Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Spring Creek Healthcare, Inc.	Keystone Care, Inc.	Nevada
Spring Valley Assisted Living, Inc.	Bridgestone Living, Inc.	Nevada
Standardbearer Insurance Company, Ltd.		Cayman Islands
Stanton Lake Healthcare, Inc.	Gateway Healthcare, Inc.	Nevada
Stillhouse Health Holdings LLC	The Ensign Group, Inc.	Nevada
Stonebridge Healthcare, Inc	SHELF	Nevada
Stonerock Construction, Inc.	NA	Nevada
Subacute Facility Services, Inc.	NA	Nevada
Successor Healthcare, Inc.	Milestone Healthcare, Inc.	Nevada
Successor Healthcare, Inc.	Milestone Healthcare, Inc.	Nevada
Summit Healthcare, Inc.	President Company	Nevada
Sunland Health Associates LLC	Bandera Healthcare, Inc.	Nevada
Symbol Healthcare, Inc.	Paragon Healthcare, Inc.	Nevada
Temple Health Holdings LLC	The Ensign Group, Inc.	Nevada
Tenth East Holdings LLC	The Ensign Group, Inc.	Nevada
Terrace Holdings AZ LLC	The Ensign Group, Inc.	Nevada
Teton Healthcare, Inc.	SHELF	Nevada
The Ensign Foundation		Nevada
The Ensign Group, Inc.		Delaware
The Flagstone Group, Inc.	President Company	Nevada
Thomas Road Senior Housing, Inc.	Bridgestone Living, Inc.	Nevada
Thunderbird Health Holdings LLC	SHELF	Nevada
Timpanogos Home Care and Hospice, Inc.	SHELF	Nevada
Touchstone Care, Inc.	President Company	Nevada
Town East Healthcare, Inc.	Keystone Care, Inc.	Nevada
Tradewind Healthcare, Inc.	Keystone Care, Inc.	Nevada
Trinity Mill Holdings LLC	The Ensign Group, Inc.	Nevada
Trousdale Health Holdings LLC	The Ensign Group, Inc.	Nevada
Tulalip Bay Health Holdings LLC	The Ensign Group, Inc.	Nevada
Two Trails Healthcare, Inc.,	SHELF	Nevada
Union Hill Healthcare, Inc.	Pennant Healthcare, Inc.	Nevada
Upland Community Care, Inc.	Touchstone Care, Inc.	Nevada
Urgent Care Employer Solutions, Inc.	Immediate Clinic Healthcare, Inc.	Nevada
Urgent Care Managed Services, LLC	SHELF	Nevada
Valley Health Holdings LLC	The Ensign Group, Inc.	Nevada
Valley View Health Services, Inc.	Pennant Healthcare, Inc.	Nevada
Verde Villa Holdings LLC	The Ensign Group, Inc.	Nevada
Vesper Healthcare, Inc.	Cornerstone Healthcare, Inc.	Nevada
Victoria Ventura Assisted Living Community, Inc.	Bridgestone Living, Inc.	Nevada
Victoria Ventura Healthcare LLC	Touchstone Care, Inc.	Nevada
Viewpoint Healthcare, Inc.	SHELF	Nevada
Vista Woods Health Associates LLC	The Flagstone Group, Inc.	Nevada
Walnut Grove CampusCare LLC	SHELF	Nevada

Washington Heights Healthcare, Inc.	Milestone Healthcare, Inc.	Nevada
Washington Urgent Care Provider Network LLC	Immediate Clinic Healthcare, Inc.	Washington
Wayne Health Holdings LLC	The Ensign Group, Inc.	Nevada
Wellington Healthcare, Inc.	Keystone Care, Inc.	Nevada
West Escondido Healthcare LLC	The Flagstone Group, Inc.	Nevada
Wildcreek Healthcare, Inc.	Northern Pioneer Healthcare, Inc.	Nevada
Willits Health Holdings LLC	The Ensign Group, Inc.	Nevada
Willows Health Holdings LLC	The Ensign Group, Inc.	Nevada
Windsor Lake Healthcare, Inc.	Bridgestone Living, Inc.	Nevada
Wisteria Health Holdings LLC	The Ensign Group, Inc.	Nevada
Wolf River Healthcare, Inc.	SHELF	Nevada
Wood Bayou Healthcare, Inc.	Keystone Care, Inc.	Nevada
Yosemite Healthcare, Inc.	SHELF	Nevada
Youngtown Health, Inc.	Bandera Healthcare, Inc.	Nevada
Zion Healthcare, Inc.	Milestone Healthcare, Inc.	Nevada